                                                                Exhibit 10.11


                                DIMAC CORPORATION

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                  This SECOND AMENDMENT (this "AMENDMENT"), dated as of July 23, 1999, to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 22, 1998, as amended by the First Amendment, dated as of March 26, 1999 (as amended, the "CREDIT AGREEMENT"), is entered into by and among DIMAC CORPORATION, a Delaware corporation (the "COMPANY"), DIMAC HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), THE CREDIT SUPPORT PARTIES listed on the signature pages hereto (each individually referred to herein as a "CREDIT SUPPORT PARTY" and collectively as "CREDIT SUPPORT PARTIES"), THE FINANCIAL INSTITUTIONS party hereto, CREDIT SUISSE FIRST BOSTON ("CSFB"), as administrative agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), and as Arranger, WARBURG DILLON READ LLC, as Syndication Agent, and FIRST UNION NATIONAL BANK, as Documentation Agent.

                                    RECITALS:

                  WHEREAS, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement, as amended hereby;

                  WHEREAS, Company, Holdings, the Lenders, Administrative Agent, Arranger, Syndication Agent and Documentation Agent are parties to the Credit Agreement, pursuant to which the Lenders have extended certain credit facilities to Company;

                  WHEREAS, Company has requested that (i) the aggregate Revolving Loan Commitments of the Lenders holding Revolving Loan Commitments be reduced, pro rata, by $28,281,363.31, (ii) the Lenders holding Term Loans extend, pro rata, additional Term Loans in an aggregate principal amount of $28,281,363.31, the proceeds of which will be used to provide financing for working capital and other general corporate purposes of Company and its Subsidiaries, and (iii) certain other changes be made to the Credit Agreement as more fully set forth herein;

                  WHEREAS, the Lenders have agreed to amend the Credit Agreement to provide for each of the foregoing, which amendment shall become effective upon satisfaction of the conditions precedent set forth herein; and

                  WHEREAS, it is the intent of Loan Parties to confirm that all Obligations of Loan Parties under the other Loan Documents shall continue in full force and effect and that, from and after the Second Amendment Effective Date, all references to the "CREDIT AGREEMENT" contained therein shall be deemed to refer to the Credit Agreement, as amended hereby.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Holdings, Company, Lenders and Agents agree that, on the Second Amendment Effective Date, the Credit Agreement shall be amended as follows:

SECTION 1.        AMENDMENTS TO CREDIT AGREEMENT

1.1      AMENDMENTS TO SECTION 1.

                  A. SUBSECTION 1.1 of the Credit Agreement is hereby amended by amending the definitions of "Commitments", "Consolidated Adjusted EBITDA", "Notes" "Term A Loan Commitment", "Term A Loan Exposure", "Term A Loans", "Term B Loan Commitment", "Term B Loan Exposure", "Term B Loans", "Term C Loan Commitment", "Term C Loan Exposure" and "Term C Loans" as set forth below:

                  "COMMITMENTS" means (i) with respect to the period prior to the Second Amendment Effective Date, the commitments of Lenders to make Loans as set forth in subsection 2.1A of this Agreement, and (ii) on and after the Second Amendment Effective Date, the commitments of Lenders to make Loans as set forth in subsection 2.1A(v) of this Agreement.

                  CONSOLIDATED ADJUSTED EBITDA" means, for any period, the sum (without duplication) of the amounts for such period (as determined for Company and its Subsidiaries on a consolidated basis and in accordance with subsection 7.6E(ii), if applicable) of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, (vi) other non-cash items reducing Consolidated Net Income, (vii) all one-time cash compensation payments made in connection with the Acquisition, (viii) those items described on SCHEDULES 1.1(i) and 1.1(ii) annexed hereto, and (ix) Management Fees to the extent accrued but not paid, LESS (a) other non-cash items increasing Consolidated Net Income, (b) to the extent not otherwise deducted in determining Consolidated Net Income, any payments made under Permitted Earn Out Agreements entered into on or after the Closing Date and Management Fees paid, and (c) any payments (net of indemnification) by Company and its Subsidiaries of any demands, obligations, interest, penalties, suits, judgments, orders, liabilities, debts, claims, actions, causes of action, costs and expenses (including legal, consultants' and witness' fees) in connection with the postal inspection service investigation disclosed on Schedule 5.14 of the DIMAC Acquisi tion Agreement. With respect to the determination of Consolidated Adjusted EBITDA for any period prior to the completion of four Fiscal Quarters following the Closing Date, Consolidated Adjusted EBITDA shall be calculated for certain Fiscal Quarters in the manner set forth in subsection 7.6E(i).

                  "NOTES" means one or more of the Term Notes, Revolving Notes or Swing Line Note or any combination thereof (including any such Notes issued pursuant to the Second Amendment)

                  "TERM A LOAN COMMITMENT" means the commitment of a Lender to make a Term A Loan to Company pursuant to subsections 2.1A(i)(a) and 2.1A(v)(a) of this Agreement, and "TERM A LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

                  "TERM A LOANS" means the Term A Loans made pursuant to subsections 2.1A(i)(a) and 2.1A(v)(a) of this Agreement.

                  "TERM B LOAN COMMITMENT" means the commitment of a Lender to make a Term B Loan to Company pursuant to subsections 2.1A(i)(b), 2.1A(ii)(a) and 2.1A(v)(b) of this Agreement, and "TERM B LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

                  "TERM B LOAN EXPOSURE" means, with respect to any Lender as of any date of determination the outstanding principal amount of the Term B Loan of that Lender.

                  "TERM B LOANS" means the Term B Loans made pursuant to subsections 2.1A(i)(b), 2.1A(ii)(a) and 2.1A(v)(b) of this Agreement.

                  "TERM C LOAN COMMITMENT" means the commitment of a Lender to make a Term C Loan to Company pursuant to subsections 2.1A(i)(c), 2.1A(ii)(b) and 2.1A(v)(c) of this Agreement, and "TERM C LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

                  "TERM C LOAN EXPOSURE" means, with respect to any Lender as of any date of determination the outstanding principal amount of the Term C Loan of that Lender.

                  "TERM C LOANS" means the Term C Loans made pursuant to subsections 2.1A(i)(c), 2.1A(ii)(b) and 2.1A(v)(c) of this Agreement.

                  B. SUBSECTION 1.1 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order:

                  ""SECOND AMENDMENT" means that certain Second Amendment, dated as of July 23, 1999, to this Agreement by and among Company, Holdings, the Credit Support Parties named therein, the Agents, and the Lenders party thereto.

                  "SECOND AMENDMENT EFFECTIVE DATE" means the "Second Amendment Effective Date" as such term is defined in the Second Amendment.

                  "SECOND AMENDMENT LOANS" means, the Second Amendment Term Loans and the Revolving Loans made on the Second Amendment Effective Date.

                  "SECOND AMENDMENT TERM A LOAN COMMITMENT" means the commitment of a Lender to make a Term A Loan to Company pursuant to subsection 2.1A(v)(a) of this Agreement, and "SECOND AMENDMENT TERM A LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

                  "SECOND AMENDMENT TERM A LOANS" means a portion of the Term A Loans, in an aggregate principal amount not exceeding $7,976,794.78, that may be borrowed by Company on the Second Amendment Effective Date.

                  "SECOND AMENDMENT TERM B LOAN COMMITMENT" means the commitment of a Lender to make a Term B Loan to Company pursuant to subsection 2.1A(v)(b) of this

Agreement, and "SECOND AMENDMENT TERM B LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

                  "SECOND AMENDMENT TERM B LOANS" means a portion of the Term B Loans, in an aggregate principal amount not exceeding $11,602,610.59, that may be borrowed by Company on the Second Amendment Effective Date.

                  "SECOND AMENDMENT TERM C LOAN COMMITMENT" means the commitment of a Lender to make a Term C Loan to Company pursuant to subsection 2.1A(v)(c) of this Agreement, and "SECOND AMENDMENT TERM C LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

                  "SECOND AMENDMENT TERM C LOANS" means a portion of the Term C Loans, in an aggregate principal amount not exceeding $8,701,957.94, that may be borrowed by Company on the Second Amendment Effective Date.

                  "SECOND AMENDMENT TERM LOANS" means the Second Amendment Term A Loans, Second Amendment Term B Loans and the Second Amendment Term C Loans, collectively.

1.2      AMENDMENTS TO SECTION 2.

                  A. SUBSECTION 2.1A(iii) of the Credit Agreement is hereby amended by deleting the final paragraph thereof and substituting the following therefor:

                  "Notwithstanding the foregoing, x) no more than $1,718,636.69 of Revolving Loans may be made on the Second Amendment Effective Date, and such Revolving Loans may not be repaid until all other Revolving Loans are repaid and the Revolving Loan Commitments have been terminated y) after the Second Amendment Effective Date, Lenders shall have no obligation to make new Revolving Loans (and Swing Line Lender shall have no obligation to make Swing Line Loans and Issuing Lender shall have no obligation to issue any Letters of Credit) until such time as the Company is in compliance with the provisions of subsection 7.6A through 7.6E (whether or not such subsections are otherwise required to be complied with under the terms of subsection 7.6F) and z) on and after the Second Amendment Effective Date, the Revolving Loan Commitments shall be reduced from $75,000,000 to $46,718,636.69, such reduction to be allocated among the Revolving Loan Commitments of the Lenders on the basis of their Pro Rata Shares in the Revolving Loan Commitments."

                  B. SUBSECTION 2.1A of the Credit Agreement is hereby amended by adding the following:

                  (v)      SECOND AMENDMENT TERM LOANS.

                  (a) Each Lender severally agrees to lend to Company on the Second Amendment Effective Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Second Amendment Term A Loan Commitments, in each case to be used for the purposes identified in subsection 2.5B. The amount of each Lender's Second

Amendment Term A Loan Commitment is set forth opposite its name on SCHEDULE 2.1 annexed to the Second Amendment and the aggregate amount of the Second Amendment Term A Loan Commitments is $7,976,794.78. Each Lender's Second Amendment Term A Loan Commitment in respect of the Second Amendment Term A Loans shall expire immediately and without further action on the Second Amendment Effective Date in the event the Second Amendment Term A Loans are not made on that date. Amounts borrowed under this subsection 2.1A(v)(a) and subsequently repaid or prepaid may not be reborrowed.

                  (b) Each Lender severally agrees to lend to Company on the Second Amendment Effective Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Second Amendment Term B Loan Commitments, in each case to be used for the purposes identified in subsection 2.5B. The amount of each Lender's Second Amendment Term B Loan Commitment is set forth opposite its name on SCHEDULE 2.1 annexed to the Second Amendment and the aggregate amount of the Second Amendment Term B Loan Commitments is $11,602,610.59. Each Lender's Second Amendment Term B Loan Commitment in respect of the Second Amendment Term B Loans shall expire immediately and without further action on the Second Amendment Effective Date in the event the Second Amendment Term B Loans are not made on that date. Amounts borrowed under this subsection 2.1A(v)(b) and subsequently repaid or prepaid may not be reborrowed.

                  (c) Each Lender severally agrees to lend to Company on the Second Amendment Effective Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Second Amendment Term C Loan Commitments, in each case to be used for the purposes identified in subsection 2.5B. The amount of each Lender's Second Amendment Term C Loan Commitment is set forth opposite its name on SCHEDULE 2.1 annexed to the Second Amendment and the aggregate amount of the Second Amendment Term C Loan Commitments is $8,701,957.94. Each Lender's Second Amendment Term C Loan Commitment in respect of the Second Amendment Term C Loans shall expire immediately and without further action on the Second Amendment Effective Date in the event the Second Amendment Term C Loans are not made on that date. Amounts borrowed under this subsection 2.1A(v)(c) and subsequently repaid or prepaid may not be reborrowed.

                  C. Each of SUBSECTIONS 2.4A(i), 2.4A(ii), and 2.4A(iii) of the Credit Agreement is hereby by amended to read in their entirety as follows:

                  "(i) SCHEDULED PAYMENTS OF TERM A LOANS. Company shall make principal payments on the Term A Loans in installments on the dates set forth below, each such installment to be in an amount equal to the corresponding percentages set forth below of the principal amount of the Term A Loans (other than Second Amendment Term A Loans):

 =================================== ==================================
                     DATE                       SCHEDULED REPAYMENT
                                     OF
                                     TERM A LOANS
 =================================== ==================================

 March 31, 2001                      4.00%
 June 30, 2001                       4.00%
 September 30, 2001                  4.25%

 ----------------------------------- ----------------------------------
 December 31, 2001                   4.25%
 ----------------------------------- ----------------------------------
 March 31, 2002                      7.625%
 June 30, 2002                       7.625%
 September 30, 2002                  7.625%
 December 31, 2002                   7.625%
 ----------------------------------- ----------------------------------
 March 31, 2003                      8.35%
 June 30, 2003                       8.35%
 September 30, 2003                  8.35%
 December 31, 2003                   8.35%
 =================================== ==================================
 March 31, 2004                      9.60%
 June 30, 2004                       10.00%
 =================================== ==================================

                  ; PROVIDED that the scheduled installments of principal of such Term A Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term A Loans in accordance with subsection 2.4C; and PROVIDED, FURTHER that such Term A Loans and all other amounts owed hereunder with respect to the Term A Loans shall be paid in full no later than June 30, 2004 and the final installment payable by Company in respect of the Term A Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Term A Loans. All Second Amendment Term A Loans shall be paid in full on June 30, 2004.

                  (ii) SCHEDULED PAYMENTS OF TERM B LOANS. Company shall make principal payments on the Term B Loans in installments on the dates set forth below, each such installment to be in an amount equal to the corresponding percentages set forth below of the principal amount of the Term B Loans (other than Second Amendment Term B Loans):

 ================================== ==================================
                     DATE           SCHEDULED REPAYMENT
                                    OF
                                    TERM B LOANS
 ================================== ==================================
 March 31, 2001                                  0.25%
 June 30, 2001                                   0.25%
 September 30, 2001                              0.25%
 December 31, 2001                               0.25%
 ---------------------------------- ----------------------------------
 March 31, 2002                                  0.25%
 June 30, 2002                                   0.25%
 September 30, 2002                              0.25%
 December 31, 2002                               0.25%
 ---------------------------------- ----------------------------------
 March 31, 2003                                  0.25%
 June 30, 2003                                   0.25%
 September 30, 2003                              0.25%
 December 31, 2003                               0.25%
 ---------------------------------- ----------------------------------
 March 31, 2004                                  0.25%
 June 30, 2004                                   0.25%

 September 30, 2004                              7.50%
 December 31, 2004                               7.50%
 ---------------------------------- ----------------------------------
 March 31, 2005                                  7.50%
 June 30, 2005                                   7.50%
 September 30, 2005                              16.0%
 December 31, 2005                               16.0%
 ---------------------------------- ----------------------------------
 March 31, 2006                                  16.0%
 June 30, 2006                                   18.5%
 ================================== ==================================

                  ; PROVIDED that the scheduled installments of principal of such Term B Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term B Loans in accordance with Subsection 2.4C; and PROVIDED, FURTHER that such Term B Loans and all other amounts owed hereunder with respect to such Term B Loans shall be paid in full no later than June 30, 2006 and the final installment payable by Company in respect of the Term B Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Term B Loans. All Second Amendment Term B Loans shall be paid in full on June 30, 2006.

                  (iii) SCHEDULED PAYMENTS OF TERM C LOANS. Company shall make principal payments on the Term C Loans in installments on the dates set forth below, each such installment to be in an amount equal to the corresponding percentages set forth below of the original principal amount of the Term C Loans (other than Second Amendment Term C Loans):

 ========================================= ==============================
                                           SCHEDULED
                      DATE                 REPAYMENT
                                           OF
                                           TERM C LOANS
 ========================================= ==============================
 March 31, 2001                                       0.25%
 June 30, 2001                                        0.25%
 September 30, 2001                                   0.25%
 December 31, 2001                                    0.25%
 ----------------------------------------- ------------------------------
 March 31, 2002                                       0.25%
 June 30, 2002                                        0.25%
 September 30, 2002                                   0.25%
 December 31, 2002                                    0.25%
 ----------------------------------------- ------------------------------
 March 31, 2003                                       0.25%
 June 30, 2003                                        0.25%
 September 30, 2003                                   0.25%
 December 31, 2003                                    0.25%
 ----------------------------------------- ------------------------------
 March 31, 2004                                       0.25%
 June 30, 2004                                        0.25%
 September 30, 2004                                   0.25%
 December 31, 2004                                    0.25%

 ----------------------------------------- ------------------------------
 March 31, 2005                                      0.25%
 June 30, 2005                                       0.25%
 September 30, 2005                                  0.25%
 December 31, 2005                                   0.25%
 ----------------------------------------- ------------------------------
 March 31, 2006                                      0.25%
 June 30, 2006                                       0.25%
 September 30, 2006                                 46.75%
 December 31, 2006                                  47.75%
 ========================================= ==============================

                  ; PROVIDED that the scheduled installments of principal of such Term C Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term C Loans in accordance with Subsection 2.4C; and PROVIDED, FURTHER that such Term C Loans and all other amounts owed hereunder with respect to such Term C Loans shall be paid in full no later than December 31, 2006 and the final installment payable by Company in respect of such Term C Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Term C Loans. All Second Amendment Term C Loans shall be paid in full on December 31, 2006."

                  D. SUBSECTION 2.5B of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "B. Phase II Term Loans and Revolving Loans Made On the Effective Date; Second Amendment Term Loans.

                  (i) The proceeds of $45,000,000 in aggregate principal amount of Phase II Term Loans and an aggregate principal amount of Revolving Loans not to exceed an amount acceptable to Agents made to Company on the Effective Date, together with the net proceeds from the issuance of equity by Holdings on the Effective Date, the Senior Subordinated Notes and the Holdings Notes shall be applied (a) to finance the redemption, repurchase or other repayment of outstanding Indebtedness with respect to the Existing Senior Notes, the Existing TCW Notes and the Existing AmeriComm Credit Agreement, and (b) to pay fees, costs and expenses payable by Holdings and its Subsidiaries on or before the Effective Date in connection with such refinancing.

                  (ii) The proceeds of the Second Amendment Term Loans shall be applied to provide financing for working capital and other general corporate purposes of Company and its Subsidiaries."

1.3      AMENDMENT FOR SECTION 5:  REPRESENTATIONS AND WARRANTIES.

                  Subsection 5.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Since the Second Amendment Effective Date, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect. Since the Closing Date, neither Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum of property for, any Restricted Junior Payment or agreed to do so except as permitted by subsection 7.5."

1.4      AMENDMENTS TO SECTION 7:  NEGATIVE COVENANTS.

                  Subsection 7.6F of the Credit Agreement is hereby amended in its entirety as follows:

                  "F. SECOND AMENDMENT FINANCIAL COVENANTS. Notwithstanding any provisions of this Agreement to the contrary (other than as provided under subsection 2.1A(iii) with respect to the obligation of Lenders to make Revolving Loans and Swing Line Lenders to make Swing Line Loans and Issuing Lender to issue Letters of Credit), during the period from the Second Amendment Effective Date to December 31, 2000, Company and its Subsidiaries shall not be required to comply with the financial covenants set forth in subsection 7.6A through and including subsection 7.6E (other than as provided under subsection 2.1A(iii) with respect to the obligation of Lenders to make Revolving Loans and Swing Line Lenders to make Swing Line Loans and Issuing Lender to issue Letters of Credit), but rather, the Company and its Subsidiaries shall be required to comply with the following financial covenants:

                  (i) MINIMUM EBITDA. Company shall not permit Consolidated Adjusted EBITDA for any four Fiscal Quarter period ending on a date set forth below to be less than the correlative amount indicated:

             ==================================================
                                DATE          MINIMUM
                                              CONSOLIDATED
                                             ADJUSTED EBITDA
             ==================================================
             September 30, 1999               $28,000,000
                                           -------------------
             December 31, 1999                $29,000,000
                                           -------------------
             March 31, 2000                   $31,000,000
                                           -------------------
             June 30, 2000                    $34,000,000
                                           -------------------
             September 30, 2000               $34,000,000
                                           -------------------
             December 31, 2000                $34,000,000
             ==================================================

                  (ii) MAXIMUM CAPITAL EXPENDITURES. Company shall not and shall not permit any of its Subsidiaries to incur Consolidated Capital Expenditures, for either the two Fiscal Quarter period or for the Fiscal Year, in each case, ending on the dates set forth below in excess of the correlative amount indicated below (each such amount to be increased by any amount of Consolidated Capital Expenditures permitted to be incurred during the prior period, but not actually incurred):

              ==========================================================
                DATE                      MAXIMUM CAPITAL EXPENDITURES
              ==========================================================
                                                      $5,300,000
                    Fiscal Year ending
                    December 31, 2000                 $13,000,000
              ==========================================================

1.5      AMENDMENT TO SECTION 10: MISCELLANEOUS.

                   Subsection 10.1C of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Except as otherwise agreed to by Administrative Agent and Company, no holder of any participation, other than an Affiliate of the Lender granting such participation, shall be entitled to require such Lender to take or omit to take any action hereunder except action (i) effecting the extension of the final maturity of the Loan allocated to such participation, (ii) effecting a reduction of the principal amount of or affecting the rate of interest payable on any Loan allocated to such participation, (iii) releasing all or substantially all of the Collateral, or (iv) releasing all of the Guarantors from their obligations under the Guaranties, and all amounts payable by Company hereunder (including, without limitation, amounts payable to such Lender pursuant to subsections 2.6D, 2.7 and 3.6) shall be determined as if such Lender had not sold such participation. Company and each Lender hereby acknowledge and agree that, except as otherwise agreed by all Lenders and any participant, solely for purposes of subsections 10.4 and 10.5, (a) any participation will give rise to a direct obligation of Company to the participant and (b) the participant shall be considered to be a "Lender"."

1.6 AMENDMENTS TO EXHIBITS IV, V, VI AND VII AND SCHEDULE 1.1(ii) TO THE CREDIT AGREEMENT.


                  Exhibits IV, V, VI and VII and SCHEDULE 1.1(ii) to the Credit Agreement are hereby amended by deleting them in their entirety and inserting, in lieu thereof, Exhibits IV, V, VI and VII and SCHEDULE 1.1(ii) hereto, respectively.

SECTION 2.        CONDITIONS TO EFFECTIVENESS

                  The effectiveness of the amendments set forth in Section 1 hereof and the several obligations of Lenders to make the Second Amendment Term Loans and any Revolving Loans to be made on the Second Amendment Effective Date are, in addition to the conditions precedent specified in SUBSECTION 4.2 of the Credit Agreement, subject to the prior or concurrent satisfaction of the following conditions (the date of satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

                  A. CERTAIN DOCUMENTS. On or before the Second Amendment Effective Date, each Loan Party shall deliver or cause to be delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel):

                  (i) Certified copies of its Certificate of Incorporation, together with a good standing certificate from the Secretary of State of the State of Delaware, each dated a recent date prior to the Second Amendment Effective Date;

                  (ii) resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                  (iii) signature and incumbency certificates of its officers executing this Amendment and the other Loan Documents to which it is a party as of the Second Amendment Effective Date; and

                  (iv) executed originals of this Amendment and (to the extent not previously executed and delivered to Lenders) the other Loan Documents to which it is a party.

                  B. NOTICE OF BORROWING. Administrative Agent shall have received before the Second Amendment Effective Date, in accordance with the provisions of Subsection 2.1B, an originally executed Notice of Borrowing, with such changes and modifications thereto that are acceptable to Administrative Agent in order to reflect the borrowing of the Second Amendment Term Loans and Revolving Loans made as of such date, signed by the chief executive officer or the chief financial officer of Company or by any executive officer of Company designated by the resolutions of the Board of Directors referred to above and in a writing delivered to Administrative Agent.

                  C. OPINIONS OF COUNSEL TO LOAN PARTIES. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of White & Case LLP, counsel to Loan Parties, dated as of the Second Amendment Effective Date, in substantially the form of Exhibit A to this Amendment, and Company hereby requests such counsel for Loan Parties to deliver such opinions.

                  D. REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF AGREEMENTS. Company shall have delivered to Administrative Agent an Officer's Certificate, in form and substance satisfactory to Administrative Agent, to the effect that
(i) the representations and warranties contained in Section 5 of the Credit Agreement, as amended hereby, are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (ii) Company shall have performed in all material respects all agreements and satisfied all conditions which this Amendment provides shall be performed or satisfied by Company on or before the Second Amendment Effective Date, except as otherwise disclosed to and agreed to in writing by Administrative Agent.

                  E. COMPLETION OF PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Amendment and the

Credit Agreement, as amended hereby, and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

                  F. FEES. The Administrative Agent shall have received reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any other Loan Document.

                  G. NECESSARY CONSENTS. Each Loan Party shall have obtained all material consents necessary or advisable in connection with the execution of this Amendment.

                  H. LENDERS' CONSENT. Each Lender shall have executed this Amendment and shall have delivered an original thereof to the Administrative Agent.

                  I. CERTAIN COLLATERAL. Company shall have established cash collateralization arrangements with respect to the proceeds of the Second Amendment Loans reasonably acceptable to Administrative Agent.

                  J. OTHER REQUIREMENTS. Administrative Agent and Lenders shall have received such other documents and information regarding the Loan Parties as reasonably requested by the Administrative Agent.

Second Amendment Effective Date, the Credit Agreement and Exhibits IV, V, VI, and VII and SCHEDULE 1.1(ii) thereto shall be amended as set forth in Section 1 hereof and all references in any other Loan Document to the Credit Agreement or any of Exhibits IV, V, VI or VII or SCHEDULE 1.1(ii) thereto shall be a reference to such Agreement or such Exhibit or such Schedule, as the case may be, as amended pursuant to Section 1 hereof. Any Lender that has been issued a Note prior to the Second Amendment Effective Date may request that Company issue to such Lender a new Note (in exchange for the corresponding existing Note) in the form of Exhibit IV, V, VI or VII hereto, as applicable, and, subject to
Section 2.1D of the Credit Agreement, Company shall issue such Note or Notes, as applicable; PROVIDED, that the issuance of any such Note shall be solely in substitution for, and not in satisfaction of, the existing Note of such Lender.


SECTION 3.        CERTAIN REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of the Company and Holdings represents and warrants to each Lender that the following statements are true, correct and complete in all material respects:

                  A. CORPORATE POWER AND AUTHORITY. Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended hereby, and the other Loan Documents.

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Credit Agreement, as amended hereby, and the other Loan Documents have been duly authorized by all necessary corporate action on the part of each Loan Party.

                  C. NO CONFLICT. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Credit Agreement, as amended hereby, and the other Loan Documents and the other transactions consummated on the Second Amendment Effective Date do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, the Company or any Subsidiary,
(B) any applicable order of any court or any rule, regulation or order of any governmental authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which Holdings, the Company or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this SUBSECTION 3.C, individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Loan Party (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Loan Party, except for such approvals or consents which will be obtained on or before the Second Amendment Effective Date.

                  D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any governmental authority is or will be required in connection with the execution and delivery by each Loan Party of this Amendment and the performance by Company and Holdings of the Credit Agreement, as amended hereby, and the other Loan Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

                  E. BINDING OBLIGATION. This Amendment and the Credit Agreement, as amended hereby, have been duly executed and delivered by each Loan Party thereto and each constitutes a legal, valid and binding obligation of the Loan Parties to the extent a party thereto enforceable against the Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement, as amended hereby, are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 4.        ACKNOWLEDGMENT AND CONSENT

                  Each of the Credit Support Parties hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, in accordance with the Loan Documents the payment and performance of all "Obligations" under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).

                  Each of the Credit Support Parties acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, as amended hereby, and the Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each of the Credit Support Parties acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, it is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of Credit Support Parties to any future amendments to the Credit Agreement.

SECTION 5.        MISCELLANEOUS

                  A. Reference to, and Effect on, the Credit Agreement and the Other Loan Documents.

                  (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder,","hereof," "herein," "hereto" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the

"Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. HEADINGS. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  D. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    COMPANY:

                                    DIMAC CORPORATION


                                    By:/s/ John F. Meneough
                                       ----------------------------------------
                                       Name:  John F. Meneough
                                       Title:  President


                                    HOLDINGS:

                                    DIMAC HOLDINGS, INC.


                                    By:/s/ John F. Meneough
                                       ----------------------------------------
                                       Name:  John F. Meneough
                                       Title:  President


                                    CREDIT SUPPORT PARTIES (for the purposes of
                                      Section 4 only):


                                    AMERICOMM HOLDINGS, INC.


                                    By:/s/ John F. Meneough
                                       ----------------------------------------
                                       Name:  John F. Meneough
                                       Title:  President


                                    AMERICOMM DIRECT MARKETING, INC.


                                    By:/s/ John F. Meneough
                                       ----------------------------------------
                                       Name:  John F. Meneough
                                       Title:  President

                                    DIMAC MARKETING CORPORATION


                                    By:/s/ John F. Meneough
                                       ----------------------------------------
                                       Name:  John F. Meneough
                                       Title:  President


                                    PALM COAST DATA INC.


                                    By:/s/ John F. Meneough
                                       ----------------------------------------
                                       Name:  John F. Meneough
                                       Title:


                                    MBS/MULTIMODE INC.


                                    By:/s/ John F. Meneough
                                       ----------------------------------------
                                       Name:  John F. Meneough
                                       Title:


                                    DIMAC DIRECT, INC.


                                    By:/s/ John F. Meneough
                                       ----------------------------------------
                                       Name:  John F. Meneough
                                       Title:  President


                                    DMW WORLDWIDE, INC.


                                    By:/s/ John F. Meneough
                                       ----------------------------------------
                                       Name:  John F. Meneough
                                       Title:

                                    LENDERS


                                    CREDIT SUISSE FIRST BOSTON


                                    AND AGENTS:


                                    By:/s/ Thomas G. Muoio
                                       ----------------------------------------
                                       Name:  Thomas G. Muoio
                                       Title:  Vice President


                                    By:/s/ W. MATTHEW CARTER
                                       ----------------------------------------
                                       Name:  W. Matthew Carter
                                       Title:  Assistant Vice President


                                    WARBURG DILLON READ LLC


                                    By:/s/ Renata Jacobson
                                       ----------------------------------------
                                       Name:  Renata Jacobson
                                       Title:  Director


                                    By:/s/ Robert Parsons
                                       ----------------------------------------
                                       Name:  Robert Parsons
                                       Title:  Managing Director


                                    FIRST UNION NATIONAL BANK


                                    By:/s/ Jorge A. Gonzalez
                                       ----------------------------------------
                                       Name:  Jorge A. Gonzalez
                                       Title:  Senior Vice President


                                    UBS AG, STAMFORD BRANCH


                                    By:/s/ Wilfred Saint
                                       ----------------------------------------
                                       Name:  Wilfred Saint
                                       Title:  Associate Director,
                                               Loan Portfolio Support, US

                                    By:/s/ Dorothy Mckinley
                                       ----------------------------------------
                                       Name:  Dorothy McKinley
                                       Title:  Associate Director,
                                               Loan Portfolio Support, US


                                    FLEET BANK, N.A.


                                    By:/s/ Lawrence E. Jacobs
                                       ----------------------------------------
                                       Name:  Lawrence E. Jacobs
                                       Title:  Vice President


                                    BANKBOSTON, N.A.


                                    By:/s/ Virginia Dennett
                                       ----------------------------------------
                                       Name:  Virginia Dennett
                                       Title:  Vice President


                                    BANK AUSTRIA CREDITANSTALT
                                      CORPORATE FINANCE, INC.


                                    By:/s/ David E. Yewer
                                       ----------------------------------------
                                       Name:  David E. Yewer
                                       Title:  Vice President


                                    By:/s/ CLIFFORD L. WELLS
                                       ----------------------------------------
                                       Name:  Clifford L. Wells
                                       Title:  Vice President


                                    HSBC BANK USA


                                    By:/s/ Susan L. Lefevre
                                       ----------------------------------------
                                       Name:  Susan L. LeFevre
                                       Title:  Authorized Signatory

                                    FRANKLIN FLOATING RATE TRUST


                                    By:/s/ Chauncey Lufkin
                                       ----------------------------------------
                                       Name:  Chauncey Lufkin
                                       Title:  Vice President


                                    TORONTO DOMINION (TEXAS), INC.


                                    By:/s/ Sonja R. Jordan
                                       ----------------------------------------
                                       Name:  Sonja R. Jordan
                                       Title:  Vice President


                                    MERCANTILE BANK N.A.


                                    By:/s/ John H. Phillips
                                       ----------------------------------------
                                       Name:  John H. Phillips
                                       Title:  Vice President


                                    JACKSON NATIONAL LIFE INSURANCE COMPANY


                                    BY:      PPM AMERICA, INC., AS ATTORNEY
                                             IN FACT, ON BEHALF OF JACKSON
                                             NA TIONAL LIFE INSURANCE COMPANY


                                    By:/s/ John Walding
                                       ----------------------------------------
                                       Name:  John Walding
                                       Title:  Managing Director


                                    VAN KAMPEN PRIME RATE INCOME TRUST


                                    By:/s/ LISA M. MINCHESKI
                                       ----------------------------------------
                                       Name:  Lisa M. Mincheski
                                       Title:  Vice President

                                    VAN KAMPEN SENIOR FLOATING RATE FUND


                                    By:/s/ Lisa M. Mincheski
                                       ----------------------------------------
                                       Name:  Lisa M. Mincheski
                                       Title:  Vice President


                                    THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                    By:/s/ B. Ross Smead
                                       ----------------------------------------
                                       Name:  B. Ross Smead
                                       Title:  Vice President


                                    STEIN ROE & FARNHAM INCORPORATED, as
                                    Agent for KEYPORT LIFE INSURANCE COMPANY


                                    By:/s/ James R. Fellows
                                       ----------------------------------------
                                       Name:  James R. Fellows
                                       Title:  Vice President


                                    STEIN ROE FLOATING RATE LIMITED
                                    LIABILITY COMPANY


                                    By:/s/ James R. Fellows
                                       ----------------------------------------
                                       Name:  James R. Fellows
                                       Title:  Vice President


                                    INDOSUEZ CAPITAL FUNDING IV, L.P.


                                    By:   Indosuez Capital as Portfolio Advisor


                                    By:/s/ Melissa Marano
                                       ----------------------------------------
                                       Name:  Melissa Marano
                                       Title:  Vice President

                                    INDOSUEZ CAPITAL FUNDING III, LIMITED


                                    By:   Indosuez Capital as Portfolio Advisor


                                    By:/s/ Melissa Marano
                                       ----------------------------------------
                                       Name:  Melissa Marano
                                       Title:  Vice President


                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:/s/ Michael K. Mcshane
                                       ----------------------------------------
                                       Name:  Michael K. McShane
                                       Title:  Senior Vice President


                                    SENIOR DEBT PORTFOLIO


                                    By:   Boston Management and Research, as
                                          Investment Advisor


                                    By:/s/ Scott H. Page
                                       ----------------------------------------
                                       Name:  Scott H. Page
                                       Title:  Vice President


                                    NATIONAL BANK OF CANADA


                                    By:/s/ Theresa White
                                       ----------------------------------------
                                       Name:  Theresa White
                                       Title:  Vice President


                                    By:/s/ Vincent Lima
                                       ----------------------------------------
                                       Name:  Vincent Lima
                                       Title:  Vice President

                                                                       Exhibit A



FORM OF OPINION OF LOAN PARTIES' COUNSEL:

                                [to be provided]

                                                                      Exhibit IV
                                                                          Page 1



                              [FORM OF TERM A NOTE]

                                DIMAC CORPORATION

                        PROMISSORY NOTE DUE JUNE 30, 2004


$(1)[1]                                                       New York, New York
                  July 23, 1999

                  FOR VALUE RECEIVED, DIMAC CORPORATION, a Delaware corporation ("COMPANY"), promises to pay to (2)[2] ("PAYEE") or its registered assigns, the principal amount of [1] ($[1]), in the installments referred to below.

                  Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of October 22, 1998, as amended by the First Amendment, dated as of March 26, 1999, and as further amended by the Second Amendment, dated as of July 23, 1999, and as it may be further amended, restated, supplemented or otherwise modified (said Amended and Restated Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, DIMAC Holdings, Inc., a Delaware corporation, the financial institutions listed therein as Lenders, Credit Suisse First Boston, as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT"), Credit Suisse First Boston, as Arranger, Warburg Dillon Read LLC, as Syndication Agent and First Union National Bank, as Documentation Agent.

                  Company shall make principal payments on this Note in consecutive quarterly installments as set forth in the Credit Agreement, commencing on March 31, 2001 and ending on June 30, 2004. Each such installment shall be due on the date specified in the Credit Agreement and in an amount determined in accordance with the provisions thereof; PROVIDED that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.

                  This Note is one of Company's "Term A Notes" in the aggregate principal amount of $62,976,794.78 and is issued, together with the other Term A Notes, to amend and restate without interruption or novation, all indebtedness evidenced by the Term A Notes and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more

--------------------------


(1) Insert aggregate amount of Lender's Term A Loans plus Lender's Second Amendment Term A Loan Commitment.

(2)  Insert name of Lender.

                                                                      Exhibit IV
                                                                          Page 2



complete statement of the terms and conditions under which the Term A Loans evidenced hereby were made and are to be repaid.

                  All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

                  Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

                  This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

                  THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GEN ERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may (or, with respect to certain Events of Default, shall) be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

                  This Note is entitled to the benefits of the Subsidiary Guaranty and the Holdings Guaranty and is secured pursuant to the Collateral Documents.

                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

                  This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.17 of the Credit Agreement.

                  No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and

                                                                      Exhibit IV
                                                                          Page 3

unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

                  Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                          DIMAC CORPORATION


                                          By:
                                             -----------------------------------
                                               Name:
                                               Title:

                                                                       Exhibit V
                                                                          Page 1



                              [FORM OF TERM B NOTE]

                                DIMAC CORPORATION

                        PROMISSORY NOTE DUE JUNE 30, 2006


$(3)[1]                                                       New York, New York
                  July 23, 1999

                  FOR VALUE RECEIVED, DIMAC CORPORATION, a Delaware corporation ("COMPANY"), promises to pay to (4)[2] ("PAYEE") or its registered assigns, the principal amount of [1] ($[1]), in the installments referred to below.

                  Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of October 22, 1998, as amended by the First Amendment, dated as of March 26, 1999, and as further amended by the Second Amendment, dated as of July 23, 1999, and as it may be further amended, restated, supplemented or otherwise modified (said Amended and Restated Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, DIMAC Holdings, Inc., a Delaware corporation, the financial institutions listed therein as Lenders, Credit Suisse First Boston, as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT"), Credit Suisse First Boston, as Arranger, Warburg Dillon Read LLC, as Syndication Agent and First Union National Bank, as Documentation Agent.

                  Company shall make principal payments on this Note in consecutive quarterly installments as set forth in the Credit Agreement, commencing on March 31, 2001 and ending on June 30, 2006. Each such installment shall be due on the date specified in the Credit Agreement and in an amount determined in accordance with the provisions thereof; PROVIDED that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.

                  This Note is one of Company's "Term B Notes" in the aggregate principal amount of $91,602,610.59 and is issued, together with the other Term B Notes, to amend and restate without interruption or novation, all indebtedness evidenced by the Term B Notes and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more


-----------------------------------

(3) Insert aggregate amount of Lender's Term B Loans plus Lender's Second Amendment Term B Loan Commitment.

(4)  Insert name of Lender.

                                                                       Exhibit V
                                                                          Page 2

complete statement of the terms and conditions under which the Term B Loans evidenced hereby were made and are to be repaid.

                  All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

                  Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

                  This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

                  THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GEN ERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may (or, with respect to certain Events of Default, shall) be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

                  This Note is entitled to the benefits of the Subsidiary Guaranty and the Holdings Guaranty and is secured pursuant to the Collateral Documents.

                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

                  This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.17 of the Credit Agreement.

                  No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and

                                                                       Exhibit V
                                                                          Page 3


unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

                  Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                          DIMAC CORPORATION


                                          By:
                                             ---------------------------------
                                               Name:
                                               Title:

                                                                      Exhibit VI
                                                                          Page 1




                              [FORM OF TERM C NOTE]

                                DIMAC CORPORATION

                      PROMISSORY NOTE DUE DECEMBER 31, 2006

$(5)[1]                                                       New York, New York
                  July 23, 1999

                  FOR VALUE RECEIVED, DIMAC CORPORATION, a Delaware corporation ("COMPANY"), promises to pay to (6)[2] ("PAYEE") or its registered assigns, the principal amount of [1] ($[1]), in the installments referred to below.

                  Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of October 22, 1998, as amended by the First Amendment, dated as of March 26, 1999, and as further amended by the Second Amendment, dated as of July 23, 1999, and as it may be further amended, restated, supplemented or otherwise modified (said Amended and Restated Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, DIMAC Holdings, Inc., a Delaware corporation, the financial institutions listed therein as Lenders, Credit Suisse First Boston, as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT"), Credit Suisse First Boston, as Arranger, Warburg Dillon Read LLC, as Syndication Agent and First Union National Bank, as Documentation Agent.

                  Company shall make principal payments on this Note in consecutive quarterly installments as set forth in the Credit Agreement, commencing on March 31, 2001 and ending on December 31, 2006. Each such installment shall be due on the date specified in the Credit Agree ment and in an amount determined in accordance with the provisions thereof; PROVIDED that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.

                  This Note is one of Company's "Term C Notes" in the aggregate principal amount of $68,701,957.94 and is issued, together with the other Term C Notes, to amend and restate without interruption or novation, all indebtedness evidenced by the Term C Notes and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Term C Loans evidenced hereby were made and are to be repaid.

-------------------------------

(5) Insert aggregate amount of Lender's Term C Loans plus Lender's Second Amendment Term C Loan Commitment.

(6)  Insert name of Lender.

                                                                      Exhibit VI
                                                                          Page 2


                  All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

                  Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

                  This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

                  THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GEN ERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may (or, with respect to certain Events of Default, shall) become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

                  This Note is entitled to the benefits of the Subsidiary Guaranty and the Holdings Guaranty and is secured pursuant to the Collateral Documents.

                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

                  This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.17 of the Credit Agreement.

                  No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and uncondi tional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

                                                                      Exhibit VI
                                                                          Page 3

                  Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                          DIMAC CORPORATION


                                          By:
                                             ---------------------------------
                                               Name:
                                               Title:

                                                                      Exhibit VI
                                                                          Page 4




                            [FORM OF REVOLVING NOTE]

                                DIMAC CORPORATION


                        PROMISSORY NOTE DUE JUNE 30, 2004

$(7)[1]                                                       New York, New York
                  July 23, 1999

                  FOR VALUE RECEIVED, DIMAC CORPORATION, a Delaware corporation ("COMPANY"), promises to pay to (8)[2] ("PAYEE") or its registered assigns, on or before June 30, 2004, the lesser of (x) ($[1]) and (y) the unpaid principal amount of all advances made by Payee to Company as Revolving Loans under the Credit Agreement referred to below.

                  Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of October 22, 1998, as amended by the First Amendment, dated as of March 26, 1999, and as further amended by the Second Amendment, dated as of July 23, 1999, and as it may be further amended, restated, supplemented or otherwise modified (said Amended and Restated Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, DIMAC Holdings, Inc., a Delaware corporation, the financial institutions listed therein as Lenders, Credit Suisse First Boston, as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT"), Credit Suisse First Boston, as Arranger, Warburg Dillon Read LLC, as Syndication Agent and First Union National Bank, as Documentation Agent.

                  This Note is one of Company's "Revolving Notes" in the aggregate principal amount of $46,718,636.69 and is issued, together with the other Revolving Notes, to amend and restate without interruption or novation, all indebtedness evidenced by the Revolving Notes and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are to be repaid.

                  All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register

----------------------------------

(7)  Insert aggregate amount of Lender's reduced Revolving Loan Commitment.

(8)  Insert name of Lender.

                                                                      Exhibit VI
                                                                          Page 5



as provided in subsection 10.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loans evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

                  Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

                  This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

                  THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GEN ERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may (or, with respect to certain Events of Default, shall) become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

                  This Note is entitled to the benefits of the Subsidiary Guaranty and the Holdings Guaranty and is secured pursuant to the Collateral Documents.

                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

                  This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.17 of the Credit Agreement.

                  No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and uncondi tional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

                  Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence,

                                                                      Exhibit VI
                                                                          Page 6


presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                     DIMAC CORPORATION


                                     By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                                                      Exhibit VI
                                                                          Page 7


                                  TRANSACTIONS

                                       ON

                                 REVOLVING NOTE




                                                            OUTSTANDING
                TYPE OF     AMOUNT OF                        PRINCIPAL       NOTATION
                TYPE OF     LOAN MADE        AMOUNT OF        BALANCE         MADE BY
     DATE      LOAN MADE    THIS DATE     PRINCIPAL PAID     THIS DATE       THIS DATE
     ----      ---------    ---------     --------------    -----------      ---------


                                                                 SCHEDULE 11(II)



                  SCHEDULE 1.1(ii) to the Existing Credit Agreement is hereby amended by adding the following language:

                  "fees and expenses payable to entities for management and advisory services"

                                                                    Schedule 2.1




--------------------------------------------------------------------------------------------
LENDER                                                                         AMOUNT OF
                                                                                 SECOND
                                                                               AMENDMENT
                                                                                 LOANS
--------------------------------------------------------------------------------------------
REVOLVER:
BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.                              $132,202.83
MERCANTILE BANK                                                                 $132,202.83
NATIONAL BANK OF CANADA/NY                                                      $132,202.83
CREDIT SUISSE FIRST BOSTON                                                      $145,423.09
BANK OF BOSTON/BOS                                                              $171,863.67
FLEET BANK, NA                                                                  $171,863.67
HSBC BANK USA                                                                   $171,863.67
FIRST UNION NATIONAL BANK/CHARLOTTE                                             $198,304.23
UBS AG, STAMFORD/STAMFORD                                                       $198,304.23
UNION BANK OF CALIFORNIA, NA LA                                                 $264,405.64
  Total                                                                       $1,718,636.69

TERM A:
BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.                              $613,599.60
MERCANTILE BANK                                                                 $613,599.60
NATIONAL BANK OF CANADA/NY                                                      $613,599.60
CREDIT SUISSE FIRST BOSTON                                                      $674,959.56
BANK OF BOSTON/BOS                                                              $797,679.48
FLEET BANK, NA                                                                  $797,679.48
HSBC BANK USA                                                                   $797,679.48
FIRST UNION NATIONAL BANK/CHARLOTTE                                             $920,399.40
UBS AG, STAMFORD/STAMFORD                                                       $920,399.40
UNION BANK OF CALIFORNIA, NA LA                                               $1,227,199.20
  Total                                                                       $7,976,794.78

                                                                    Schedule 2.1
                                                                          Page 2


LENDER                                                                         AMOUNT OF
                                                                                SECOND
                                                                            AMENDMENT LOAN
--------------------------------------------------------------------------------------------

TERM B:
STEIN ROE FLOATING RATE LLC                                                      $82,875.79
FIRST UNION NATIONAL BANK/CHARLOTTE                                             $281,777.69
UBS AG, STAMFORD/STAMFORD                                                       $281,777.69
BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.                              $414,378.95
TORONTO DOMINION BANK/HOU                                                       $414,378.95
KEYPORT LIFE INSURANCE COMPANY                                                  $538,692.63
INDOSUEZ CAPITAL FUNDING III, LIMITED                                           $690,631.58
FRANKLIN FLOATING RATE                                                          $704,444.21
PRUDENTIAL INSURANCE CO. OF AMERICA                                             $828,757.90
SENIOR DEBT PORTFOLIO (EATON VANCE)                                             $828,757.90
CREDIT SUISSE FIRST BOSTON                                                      $845,333.06
VAN KAMPEN AM. CAP. SR. FLOATING RATE                                         $1,118,823.16
VAN KAMPEN AMERICAN CAP. PR. RT.INC. TR                                       $1,118,823.16
INDOSUEZ CAPITAL FUNDING IV, LP                                               $1,381,263.17
JACKSON NATIONAL LIFE INS. CO./CHI                                            $2,071,894.75
  Total                                                                      $11,602,610.59

TERM C:
STEIN ROE FLOATING RATE LLC                                                      $62,156.84
FIRST UNION NATIONAL BANK/CHARLOTTE                                             $211,333.26
UBS AG, STAMFORD/STAMFORD                                                       $211,333.26
BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.                              $310,784.21
TORONTO DOMINION BANK/HOU                                                       $310,784.21
KEYPORT LIFE INSURANCE COMPANY                                                  $404,019.48
INDOSUEZ CAPITAL FUNDING III, LIMITED                                           $517,973.69
FRANKLIN FLOATING RATE                                                          $528,333.16
PRUDENTIAL INSURANCE CO. OF AMERICA                                             $621,568.42
SENIOR DEBT PORTFOLIO (EATON VANCE)                                             $621,568.42
CREDIT SUISSE FIRST BOSTON                                                      $633,999.79
VAN KAMPEN AM. CAP. SR. FLOATING RATE                                           $839,117.37
VAN KAMPEN AMERICAN CAP. PR. RT.INC. TR                                         $839,117.37
INDOSUEZ CAPITAL FUNDING IV, LP                                               $1,035,947.37
JACKSON NATIONAL LIFE INS. CO./CHI                                            $1,553,921.06
  Total                                                                       $8,701,957.94
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------